Exhibit 10.1

                                                     Date of Grant: May 13, 2013

                                 TUNGSTEN CORP.

                        RESTRICTED STOCK AWARD AGREEMENT

     THIS AGREEMENT is made by and between Tungsten Corp. ("Tungsten" or the "Company") and Joseph P. Galda ("Director").

     1. AWARD OF RESTRICTED STOCK. In consideration for services rendered by the Director, Tungsten hereby grants to Director, in the manner and subject to the conditions hereinafter provided, 750,000 shares of Tungsten's Common Stock, par value $.0001 per share (the "Restricted Stock"). As used in this Agreement, the term "Restricted Stock" refers to the stock granted under this Agreement and includes all securities received (a) in replacement of the Restricted Stock, (b) as a result of stock dividends or stock splits in respect of the Restricted Stock, and (c) in replacement of the Restricted Stock in a recapitalization, merger, reorganization or the like.

     This Restricted Stock is specifically conditioned on compliance with the terms and conditions set forth herein.

     2. VESTING OF RESTRICTED STOCK; DELIVERIES OF CERTIFICATES.

          2.1 Vesting. The right to unrestricted ownership in the Restricted Stock under this Agreement shall vest with respect to 62,500 shares of Restricted Stock on the last day of March, June, September and December following the date of this Agreement until such Restricted Stock shall be fully vested on March 31, 2016, subject to Director's continuous service to the Company or any of its subsidiaries, as an officer, director, employee or service provider. Notwithstanding the foregoing, all shares of Restricted Stock shall vest upon a Change in Control as defined in Exhibit A hereto.

          2.2 Deliveries by Tungsten. A certificate evidencing the Restricted Stock shall be issued by Tungsten in Director's name, pursuant to which Director shall have voting rights and shall be entitled to receive all dividends. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares under this Agreement may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any federal or state securities law or regulation. Tungsten shall not be obligated to (a) issue or deliver any Restricted Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or regulation of any governmental authority or any national securities exchange, (b) qualify the issuance of the Restricted Stock in any jurisdiction, or (c) register the shares of Restricted Stock with the SEC.

     3. ADJUSTMENTS. Should any change be made to the Common Stock of Tungsten by reason of any stock split, reverse stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without Tungsten's receipt of consideration, Tungsten shall make appropriate adjustments to the number and/or class of securities in effect under this Agreement in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of shares subject to this Agreement shall always be a whole number and Tungsten shall make such adjustments as are necessary to insure this Restricted Stock Award is set as whole shares.

     4. SUSPENSION AND CANCELLATION OF STOCK

          4.1 Mandatory Suspension and Cancellation of Stock. In the event Tungsten reasonably believes Director has committed an act of misconduct including, but limited to acts specified below, Tungsten may suspend Director's
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right  in  his   Restricted   Stock  Award  granted   hereunder   pending  final
determination by the Board of Directors of the Company (the "Board"). If Director is determined by the Board to have:

          (a) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Tungsten or a subsidiary;

          (b) deliberately disregarded the rules or policies of Tungsten or a subsidiary which resulted in loss, damage or injury to Tungsten or a subsidiary;

          (c)  made  any   unauthorized   disclosure  of  any  trade  secret  or
confidential information of Tungsten or a subsidiary;

          (d) induced any partner, collaborator, client or customer of Tungsten or a subsidiary to break any contract with Tungsten or a subsidiary or induced any principal for whom Tungsten or a subsidiary acts as agent to terminate such agency relations;

          (e) engaged in any substantial conduct which constitutes unfair competition with Tungsten or a subsidiary; or

          (f) violated any requirement of the Foreign Corrupt Practices Act or any analogous foreign regulations,

          neither Director nor Director's estate shall be entitled to shares of the Restricted Stock hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Director an opportunity to appear and be heard at a hearing before the full Board and present evidence on Director's behalf.

     5. RESERVATION OF SHARES. Tungsten agrees that prior to the issuance of the Restricted Stock represented by this Agreement, there shall be reserved for issuance such number of Tungsten's authorized and unissued shares as shall be necessary to satisfy the terms and conditions of this Agreement.

     6. RIGHTS OF DIRECTORS.

          6.1 No Obligation To Employ. Nothing in this Agreement will confer or be deemed to confer on Director any right to continue in the employ of, or to continue any other relationship with, Tungsten or a subsidiary or to limit in any way the right of Tungsten or a subsidiary to terminate Director's employment or other relationship at any time, with or without cause.

          6.2 Compliance With Code Section 162(m). At all times when Tungsten determines that compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), is required or desired, the Restricted Stock if granted to a Named Executive Officer shall comply with the requirements of Code
Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to this Agreement Tungsten may, subject to this Section 6, make any adjustments it deems appropriate.

     7. DIRECTOR REPRESENTATIONS.

          7.1 Purchase for Own Account. Director represents that he is acquiring the Restricted Stock solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Restricted Stock or any part thereof, has no present intention of selling (in connection

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with a distribution or otherwise),  granting any  participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

          7.2 Information and Sophistication. Director hereby: (i) acknowledges that he has received all the information he has requested from the Company and that he considers necessary or appropriate for deciding whether to acquire the Restricted Stock, (ii) represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Restricted Stock and to obtain any additional information necessary to verify the accuracy of such information and (iii) further represents that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risk of this investment.

          7.3 Ability to Bear Economic Risk. Director acknowledges that investment in the Restricted Stock involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Restricted Stock for an indefinite period of time and to suffer a complete loss of his investment.

          7.4 Further Assurances. Director agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

     8. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. Tungsten shall not be obligated to issue any Restricted Stock with respect to this Agreement unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable securities laws. Director may be required to furnish representations or undertakings deemed appropriate by Tungsten to enable the offer and sale of the shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares acquired with respect to this Agreement shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws or this Agreement.

     9. RESTRICTED SECURITIES. Director understands that the Restricted Stock are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the
Securities Act only in certain limited circumstances. Accordingly, the Restricted Stock, absent an effective registration statement, can only be sold pursuant to an exemption from registration, such as Rule 701 or Rule 144 of the Securities Act. Director understands that the Company is under no obligation to register any of the securities sold hereunder.

     10. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          10.1 Legends. Director understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Restricted Stock, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Director and the Company or any agreement between Director and any third party:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT

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WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH
SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

          10.2 Stop-Transfer Instructions. Director agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          10.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Restricted Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Restricted Stock, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Restricted Stock have been so transferred.

     11. ATTORNEYS' FEES. In the event of any litigation, arbitration, or other proceeding arising out of this Agreement, the prevailing party shall be entitled to an award of costs, including an award of reasonable attorneys' fees. Any judgment, order, or award entered in any such proceeding shall designate a specific sum as an award of attorneys' fees and costs incurred. This attorneys' fee provision is intended to be severable from the other provisions of this Agreement, shall survive any judgment or order entered in any proceeding, and shall not be deemed merged into any such judgment or order, so that such further fees and costs as may be incurred in the enforcement of an award or judgment or in defending it on appeal shall likewise be recoverable by further order of a court or panel or in a separate action as may be appropriate.

     12. MISCELLANEOUS PROVISIONS.

          12.1 Notice. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; provided, however, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.

     To the Director: Joseph P. Galda
                      200 South Line Street, Apt. 206
                      Lansdale, Pennsylvania 19446

     To Tungsten:     Tungsten Corp.
                      1671 Southwest 105 Lane
                      Davie, Florida 33324

          12.2 Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

          12.3 Severability; Conflicts. Should any provision of this Agreement be held to be invalid or illegal, such illegality shall not invalidate the whole of the Agreement, but, rather, the Agreement shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

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          12.4 Choice of Law;  Venue.  This Agreement  shall be governed by, and construed in accordance with, the laws of the State of Nevada, as such laws are applied to contracts entered into and performed in such state. Any action brought in connection with this Agreement shall be subject the exclusive jurisdiction of the state and federal courts sitting in Nevada in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement.

          12.5 Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, and successors.

          12.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, this Restricted Stock Award Agreement has been executed as of May 13, 2013.

Tungsten:

Tungsten Corp.


/s/ Guy Martin
--------------------------------------
Name: Guy Martin
Title: President and
       Chief Executive Officer

DIRECTOR:


/s/ Joseph P. Galda
--------------------------------------
JOSEPH P. GALDA

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                     Exhibit A to Restricted Stock Agreement

                               "CHANGE OF CONTROL"

The following are definitions of "Change of Control" and of various terms used in the definition of "Change of Control".

"Change of Control" means the occurrence of any one or more of the following:

(i) Any Person becomes an Acquiring Person, except as the result of (A) any acquisition of Voting Securities of the Company by the Company or (B) any acquisition of Voting Securities of the Company directly from the Company (as authorized by the Board).

(ii) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; and for this purpose, any individual who becomes a member of the Board after the date of this Agreement whose election, or nomination for election by holders of the Company's Voting Securities, was approved by the vote of at least a majority of the individuals then constituting the Incumbent Board shall be considered a member of the Incumbent Board (except that any such individual whose initial election as director occurs as the result of an actual or threatened election contest, within the meaning of Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered).

(iii) The consummation of a reorganization, merger, share exchange, consolidation, or sale or disposition of all or substantially all of the assets of the Company unless, in any case, the Persons who or which Beneficially Own the Voting Securities of the Company immediately before that transaction Beneficially Own, directly or indirectly, immediately after the transaction, at least 75% of the Voting Securities of the Company or any other corporation or other entity resulting from or surviving the transaction (including a corporation or other entity which, as the result of the transaction, owns all or substantially all of Voting Securities of the Company or all or substantially all of the Company's assets, either directly or indirectly through one or more subsidiaries) in substantially the same proportion as their respective ownership of the Voting Securities of the Company immediately before that transaction.

(iv) The Company's shareholders approve a complete liquidation or dissolution of the Company.

"Acquiring Person" means any Person (other than an Excluded Person) who or which, alone or together with all Affiliates and Associates of that Person, is the Beneficial Owner of 25% or more of the Voting Securities of the Company then outstanding.

"Affiliate" and "Associate" have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act.

"Beneficial Owner" means beneficial owner as defined in Rule 13d-3 under the Exchange Act. ("Beneficially Owns" has the correlative meaning.) Any calculation of the number of Voting Securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Voting Securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act.

"Board" means the Board of Directors of the Company.

"Company" means Tungsten Corp., a Nevada corporation.

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"Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time.

"Excluded Person" means:

(i) Director or any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which Director is a member; (ii) any Person that controls (as defined in Rule 12b-2 under the Exchange Act) the Company as of the date of the Agreement or any group of which any such Person is a member; (iii) any employee-benefit plan, or related trust, sponsored or maintained by the Company or any of its subsidiaries, or any trustee or other fiduciary thereof; or (iv) any corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Voting Securities of the Company.

"Incumbent Board" means the members of the Board on the effective date of the Agreement (subject, however, to clause (ii) of the definition of "Change of Control").

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, or other entity, including any successor (by merger or otherwise) of such entity.

"Voting Securities" means securities or other interests having by their terms ordinary voting power to elect members of the board of directors of a corporation or individuals serving similar functions for a noncorporate entity.

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